UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORTPURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 12, 2007

Date of Report (Date of earliest event reported)

BALLANTYNE OF OMAHA, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

4350 McKinley Street
Omaha, Nebraska		68112
(Address of principal executive offices)		(Zip Code)

(402) 453-4444

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K/A

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Ballantyne of Omaha, Inc. on October 16, 2007 under Items 2.01, 7.01 and 9.01. This amendment is being filed to include the financial information required under Item 9.01.

Items 2.01 and 7.01             Completion of Acquisition or Disposition of Assets; Regulation FD Disclosure

On October 12, 2007, the Company, through its wholly-owned subsidiary, Strong Digital Systems, Inc., purchased the assets of privately-held Marcel Desrochers, Inc. (MDI), a respected, Canadian based manufacturer of cinema projection screens, for $3.4 million U.S. Dollars in cash, subject to post-closing adjustments. A copy of the Asset Purchase Agreement is attached as Exhibit 2.1, a copy of the Company’s October 15, 2007 press release announcing the acquisition is furnished as Exhibit 99.1, the pro forma financial information reflecting the impact of the transaction is attached as Exhibit 99.2, the audited financial statements of Marcel Desrochers, Inc. and the report of its auditors for the year ended November 30, 2006 are attached as Exhibit 99.4 and certain unaudited financial information of Marcel Desrochers, Inc. is attached as Exhibit 99.5.

Item 9.01               Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements of Marcel Desrochers, Inc. and the report of KPMG, LLP, independent auditors as of and for the year ended November 30, 2006, relating to such financial statements, are attached as Exhibit 99.4.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of Ballantyne of Omaha, Inc. and subsidiaries and related notes are attached as Exhibit 99.2.

(d) Exhibits.

2.1 Asset Purchase Agreement between the Subsidiary and Marcel Desrochers, Inc. dated October 12, 2007.

99.1 Press Release issued by the Company on October 15, 2007 announcing the purchase of the assets of Marcel Desrochers, Inc. (incorporated by reference to the form 8-K as filed on October 16, 2007).

99.2 Ballantyne of Omaha, Inc. and Subsidiaries Unaudited Pro Forma Consolidated Financial Statements.

99.4 Audited balance sheet of Marcel Desrochers, Inc. as of November 30, 2006 and the related consolidated statement of earnings, statement of retained earnings, and cash flows for the year ended November 30, 2006.

99.5 Unaudited balance sheet of Marcel Desrochers, Inc. as of June 30, 2007 and the related statement of operations for the seven months ended June 30, 2007 and June 30, 2006.

The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1 referenced in Item 9.01, is being “furnished” pursuant to Item 7.01 of Form 8-K/A and, as such, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, expect as shall be expressly set forth by specific reference in such filing.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE OF OMAHA, INC.

Date: December 28, 2007	By:	/s/ Kevin Herrmann
Kevin Herrmann
Secretary/Treasurer and
Chief Financial Officer